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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 1999


                               Chevron Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                      1-368-2                   94-0890210
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 (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer No.)
      of incorporation )

        575 Market Street, San Francisco, CA                   94105
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

         Filing of consents of Independent Accountants.

Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

               23.1     Consent of PricewaterhouseCoopers LLP.
               23.2     Consent of KPMG LLP

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 1999
                                                     CHEVRON CORPORATION




                                        By          /s/ S.J. CROWE
                                                    ------------------------
                                                    S. J. Crowe, Comptroller
                                                    (Duly Authorized Officer)